UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Prospect Street, Suite 525 La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INMB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of INmune Bio, Inc. (the “Company”) was held on September 12, 2019 at 10:00 a.m. EDT. At the Annual Meeting, a total of 8,749,576, or 81.21% of the Company’s capital stock issued and outstanding as of the record date for the Annual meeting were represented in person or by proxy. Set forth below is a brief description of each mattered voted upon at the Annual Meeting and the voting results with respect to each matter.

1) To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Edgardo Baracchini, PhD	7,958,816	4,747	786,013
J. Kelly Ganjei	7,958,816	4,747	786,013
Scott Juda, JD	7,958,841	4,722	786,013
Tim Schroeder	7,953,155	10,408	786,013
David Szymkowski, PhD	7,958,816	4,747	786,013
Raymond J. Tesi, MD	7,958,716	4,847	786,013

The six nominees for director were elected.

2) To approve the 2019 Equity Incentive Plan, including the reservation of two million (2,000,000) shares of common stock thereunder (the “Equity Plan Proposal”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,935,338	26,454	1,771	786,013

The Equity Plan Proposal was approved.

3) To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,616,999	126,945	5,632	0

The appointment of Marcum LLP was approved.

 4) To approve for purposes of complying with applicable NASDAQ Listing Rules, the potential issuance and sale, in the Company’s sole discretion, of more than 20% of the Company’s common stock pursuant to the Company’s agreement with Lincoln Park Capital Fund LLC (“LPC”) pursuant to which LPC has agreed to purchase from the Company, from time to time, up to $20,000,000 of the Company’s common stock (the “LPC Transaction”) (the “LPC Nasdaq Proposal”).

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FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,816,413	146,829	321	786,013

The LPC Nasdaq Proposal was approved.

5) To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,955,241	7,001	1,321	786,013

The Say-on-Pay Proposal was approved.

6) To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (the “Say-on-Frequency Proposal”).

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
457,179	128,941	7,375,631	1,812	786,013

The recommended frequency of future votes on executive compensation pursuant to the Say-on-Frequency Proposal was three years.

7) The proposal to adjourn the Annual Meeting was not necessary or appropriate because there were sufficient votes to approve the Share Issuance Proposal and other proposals.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: September 12, 2019	By:	/s/ David Moss
David Moss
Chief Financial Officer

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